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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated September 5, 1996 included in this annual report on Form 10-K into the Company's previously filed: Form S-8 Registration Statement File No. 33-22485 and Form S-3 Registration Statement File No. 33-22485.



Lancaster, PA
 September 26, 1996



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